Exhibit 99.1

Navitas Semiconductor Announces Third Quarter 2022 Financial Results
●Quarterly revenues Increased 82% over Q3 2021
●New Long-Term SiC Supplier Agreements Enable 5x Capacity Increase
●Strong demand across data center, EV, energy storage, solar, home appliance and industrial markets

Torrance, CA., November 9, 2022 — Navitas Semiconductor Corporation (Nasdaq: NVTS), the industry leader in next-generation power semiconductors, today announced unaudited financial results for the third quarter ended September 30, 2022.
Net revenues for the quarter increased to $10.2 million, up 82% from the third quarter of 2021, and up 19% from the prior quarter. GAAP gross margin was 3.8%, due primarily to inventory adjustments, compared to 46.2% in the third quarter of 2021. On a non-GAAP basis, gross margin was 38.4%, compared to 46.2% in Q3 2021.
GAAP loss from operations for the quarter was $37.4 million, compared to a loss of $6.8 million in the third quarter of 2021. On a non-GAAP basis, the loss from operations for the quarter was $10.3 million, compared to $6.5 million in the third quarter of 2021. GAAP loss per diluted share was $0.24, compared to a GAAP loss of $0.41 per share in the third quarter of 2021, while non-GAAP net loss for the quarter was $0.07 per share compared to a net loss of $0.39 per share in the third quarter of 2021.
"Despite continued softness in the mobile market, demand in the higher-power GaN markets and for SiC remained strong, including 50 new SiC opportunities, for which we have recently signed long-term supply agreements to enable 5x SiC capacity expansion in 2023,” said Gene Sheridan, CEO and co-founder. “We are seeing strong demand across electric vehicles, energy storage, solar, data center, home appliance and industrial markets, all fueled by the world’s pursuit to replace silicon with more efficient GaN and SiC technologies and the commitment to address sustainability, climate change and electrification.”

Third Quarter Highlights:
•Diversified markets, customer geographies:
•Mobile: 17 new fast chargers, including record-setting Xiaomi Redmi Note 10 210W ultra-fast, charging from 1-100% in only 9 minutes, plus Lenovo, iQOO, Anker, Moto and Best Buy models
•Motor drive: over 15 new home appliance & industrial opportunities, with new GaNSense half-bridge ICs
•Data center: Now 9 customer projects, including a $5M PO for mid '23 initial shipments
•Solar: Commercial & residential customers such as APS, Chint, Enphase, Goodwe and Sungrow in production with SiC now, or on schedule for GaN starting in 2024
•Electric Vehicle:
•22 new SiC customer projects, with customers including BYD, Geely, General Motors, Saab, Land Rover Jaguar, Shinry and many others
•New joint design center with leading EV systems provider VREMT (Geely group, with brands including ZEEKR, Volvo, Polestar and Lotus)
•Navitas’ EV design center team now has 4 onboard-charger platforms in development, for 8 customer projects with significant revenue ramps by 2025
•Solid research and operational execution:
•Shipped over 65M GaN units with zero reported GaN field failures
•Gen 4 GaN being adopted quickly in mobile, data center and motor drive
•Long-term supplier agreements for SiC wafers enable an expected 5x increase in 2023 capacity vs. 2022
•Major macro-economic growth drivers:
•Secular global trends driving the transition of the silicon power semiconductor industry to GaN and SiC for sustainability, energy savings and electrification
•United States’ CHIPS act and $300B+ Inflation Reduction Act investments focused on sustainability and climate change

Business Outlook
Fourth quarter 2022 net revenues are expected to be between $11.0 and $13.0 million. Gross margin for the fourth quarter is expected to be 40% plus or minus 1% and non-GAAP operating expenses are expected to be approximately $17.5 million plus or minus 2%, excluding stock-based compensation and amortization of intangible assets.

Earnings Webcast
Navitas will hold a public webcast today at 2:00 p.m. Pacific / 5:00 p.m. Eastern to discuss third quarter results.
Toll Free Dial-in: (646) 307-1963 or (800) 715-9871
Conference ID: 5290893
Live Webcast: https://edge.media-server.com/mmc/p/9vb5pmng
Replay: A replay of the call will be accessible from the Investor Relations section of the Company’s website at https://ir.navitassemi.com/.

Non-GAAP Financial Measures
This press release and statements in our public webcast include financial measures that are not calculated in accordance with generally accepted accounting principles (“GAAP”), which we refer to as “non-GAAP financial measures,” including (i) non-GAAP gross margin, (ii) non-GAAP operating expenses, (iii) non-GAAP net loss from operations, and (iv) non-GAAP net loss per share. Each of these non-GAAP financial measures are adjusted from GAAP results to exclude certain expenses, which are outlined in the “Reconciliation of GAAP to Non-GAAP Financial Measures” tables below. We believe these non-GAAP financial measures provide investors with useful supplemental information about our operating performance and enable comparison of financial trends and results between periods where certain items may vary independent of business performance. We believe these non-GAAP financial measures offer an additional view of our operations that, when coupled with the GAAP results and the reconciliations to corresponding GAAP financial measures, provide a more complete understanding of the results of operations. However, these non-GAAP financial measures should be considered as a supplement to, and not as a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP.

Cautionary Statement Regarding Forward-Looking Statements
This press release, including the paragraph headed “Business Outlook,” includes “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements may be identified by the use of words such as “we expect” or “are expected to be,” “estimate,” “plan,” “project,” “forecast,” “intend,” “anticipate,” “believe,” “seek,” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other financial and performance metrics and projections of market opportunity and market share. These statements are based on various assumptions, whether or not identified in this press release. These statements are also based on current expectations of the management of Navitas and are not predictions of actual performance. Such forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions and expectations. Many actual events and circumstances that affect performance are beyond the control of Navitas. Forward-looking statements are subject to a number of risks and uncertainties, including the possibility that the expected growth of Navitas’ and GeneSiC’s businesses will not be realized, or will not be realized within expected time periods, due to, among other things, the failure to successfully integrate GeneSiC into Navitas’ business and operational systems; the effect of the acquisition on customer and supplier relationships or the failure to retain and expand those relationships; the success or failure of other business development efforts; Navitas’ financial condition and results of operations; Navitas’ ability to accurately predict future revenues for the purpose of appropriately budgeting and adjusting Navitas’ expenses; Navitas’ ability to diversify its customer base and develop relationships in new markets; Navitas’ ability to scale its technology into new markets and applications; the effects of competition on Navitas’ business, including actions of competitors with an established presence and resources in markets we hope to penetrate, including silicon carbide markets; the level of demand in Navitas’ and GeneSiC’s customers’ end markets, both generally and with respect to successive generations of products or technology; Navitas’ ability to attract, train and retain key qualified personnel; changes in government trade policies, including the imposition of tariffs; the impact of the COVID-19 pandemic on Navitas’ business, results of operations and financial condition; the impact of the COVID-19 pandemic on the global economy, including but not limited to Navitas’ supply chain and the supply chains of customers and suppliers; regulatory developments in the United States and foreign countries; and Navitas’ ability to protect its intellectual property rights. These and other risk factors are discussed in the Risk Factors section beginning on p. 11 of our annual report on Form 10-K for the year ended December 31, 2021, which we filed with the Securities and Exchange Commission (the “SEC”) on March 31, 2022 and as thereafter amended, and in other documents we file with the SEC, including our quarterly reports on Form 10-Q. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Navitas is not aware of or that Navitas currently believes are immaterial that could also cause actual results to differ materially from those contained in the forward-looking statements. In addition, forward-looking statements reflect Navitas’ expectations, plans or forecasts of future events and views as of the date of this press release. Navitas anticipates that subsequent events and developments will cause Navitas’ assessments to change. However, while Navitas may elect to update these forward-looking statements at some point in the future, Navitas specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing Navitas’ assessments as of any date subsequent to the date of this press release.

About Navitas
Navitas Semiconductor (Nasdaq: NVTS) is the only pure-play, next-generation power-semiconductor company, founded in 2014. GaNFast™ power ICs integrate gallium nitride (GaN) power and drive, with control, sensing and protection to enable faster charging, higher power density and greater energy savings. Complementary GeneSiC™ power devices are optimized high-power, high-voltage and high-reliability silicon carbide (SiC) solutions. Focus markets include mobile, consumer, data center, EV, solar, wind, smart grid, and industrial. Over 185 Navitas patents are issued or pending. Over 65 million GaN units have been shipped with zero reported GaN field failures, and Navitas introduced the industry’s first and only 20-year warranty. Navitas is the world’s first semiconductor company to be CarbonNeutral®-certified.
Contact Information
Media
Graham Robertson, CMO of Grand Bridges
Graham@GrandBridges.com

Investors
Stephen Oliver, VP Corporate Marketing & Investor Relations
ir@navitassemi.com

Navitas Semiconductor, GaNFast, GaNSense, GeneSiC and the Navitas logo are trademarks or registered trademarks of Navitas Semiconductor Limited. All other brands, product names and marks are or may be trademarks or registered trademarks used to identify products or services of their respective owners.

Navitas
31
Ga
Gallium
7
N
Nitrogen
+
14
Si
Silicon
6
C
Carbon
GaNFast™
GeneSiC
SEMICONDUCTOR

NAVITAS SEMICONDUCTOR CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS (GAAP) - UNAUDITED
(dollars in thousands, except per-share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
NET REVENUES	$10,243	$5,631	$25,594	$16,398
COST OF REVENUES	9,852	3,032	18,655	8,962
GROSS PROFIT	391	2,599	6,939	7,436
OPERATING EXPENSES:
Research and development	13,343	5,804	36,362	16,325
Selling, general and administrative	24,477	3,550	63,014	23,713
Total operating expenses	37,820	9,354	99,376	40,038
LOSS FROM OPERATIONS	(37,429)	(6,755)	(92,437)	(32,602)
OTHER INCOME (EXPENSE), net:
Interest income (expense), net	638	(75)	666	(199)
Gain from change in fair value of warrants	—	—	51,763	—
(Loss) gain from change in fair value of earnout liabilities	(6,098)	—	112,162	—
Other income (expense)	(74)	—	(1,215)	—
Total other income (expense), net	(5,534)	(75)	163,376	(199)
INCOME (LOSS) BEFORE INCOME TAXES	(42,963)	(6,830)	70,939	(32,801)
INCOME TAX (BENEFIT) PROVISION	(9,865)	13	(9,592)	37
NET INCOME (LOSS)	(33,098)	(6,843)	80,531	(32,838)
LESS: Net income (loss) attributable to noncontrolling interest	(238)	—	(238)	—
NET INCOME (LOSS) ATTRIBUTABLE TO CONTROLLING INTEREST	$(32,860)	$(6,843)	$80,769	$(32,838)
NET INCOME (LOSS) PER SHARE:
Basic	$(0.24)	$(0.41)	$0.63	$(1.83)
Diluted	$(0.24)	$(0.41)	$0.59	$(1.83)
SHARES USED IN PER-SHARE CALCULATION:
Basic	138,455	16,726	127,390	17,949
Diluted	138,455	16,726	135,797	17,949

SUPPLEMENTAL INFORMATION:
	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
Stock-based compensation expenses included in:
Net revenues	$—	$—	$—	$163
Research and development	5,227	68	15,758	1,698
Selling, general and administrative	10,547	133	36,378	12,904
Total stock-based compensation expense	$15,774	$201	$52,136	$14,765
Amortization of acquisition-related intangible assets included in:
Research and development	$1,817	$86	$1,989	$274
Selling, general and administrative	424	—	424	—
Total Amortization of acquisition-related intangible assets	$2,241	$86	$2,413	$274
Acquisition-related expenses included in:
Selling, general and administrative	$5,442	$—	$5,442	$—
Payroll taxes on vesting of employee stock-based compensation included in:
Selling, general and administrative	$154	$—	$154	$—

NAVITAS SEMICONDUCTOR CORPORATION
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP RESULTS
(dollars in thousands, except per-share amounts)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2022	2021	2022	2021
RECONCILIATION OF GROSS PROFIT MARGIN
GAAP gross profit	$391	$2,599	$6,939	$7,436
GAAP gross profit margin	3.8%	46.2%	27.1%	45.3%
Stock-based compensation expense included in net revenues	—	—	—	163
Reserves for write-down of inventory	2,833	—	2,833	—
Inventory write-off related to purchase accounting step-up	539	—	539	—
Other operational charges	172	—	172	—
Non-GAAP gross profit	$3,935	$2,599	$10,483	$7,599
Non-GAAP gross profit margin	38.4%	46.2%	41.0%	45.9%
RECONCILIATION OF OPERATING EXPENSES
GAAP Operating expenses	$37,820	$9,354	$99,376	$40,038
Less: Stock-based compensation expenses included in:
Research and development	5,227	68	15,758	1,698
Selling, general and administrative	10,547	133	36,378	12,904
Total	15,774	201	52,136	14,602
Acquisition-related expenses	5,442	—	5,442	—
Amortization of acquisition-related intangible assets	2,241	86	2,413	274
Payroll taxes on vesting of employee stock-based compensation	154	—	154	—
Non-GAAP operating expenses	$14,209	$9,067	$39,231	$25,162
RECONCILIATION OF LOSS FROM OPERATIONS
GAAP loss from operations	$(37,429)	$(6,755)	$(92,437)	$(32,602)
GAAP operating margin	-365.4%	-120.0%	-361.2%	-198.8%
Add: Stock-based compensation expenses included in:
Net revenues	—	—	—	163
Research and development	5,227	68	15,758	1,698
Selling, general and administrative	10,547	133	36,378	12,904
Total	15,774	201	52,136	14,765
Acquisition-related expenses	5,442	—	5,442	—
Reserves for write-down of inventory	2,833	—	2,833	—
Inventory write-off related to purchase accounting step-up	539	—	539	—
Other operational charges	172	—	172	—
Amortization of acquisition-related intangible assets	2,241	86	2,413	274
Payroll taxes on vesting of employee stock-based compensation	154	—	154	—
Non-GAAP loss from operations	$(10,274)	$(6,468)	$(28,748)	$(17,563)
Non-GAAP operating margin	-100.3%	-114.9%	-112.3%	-107.1%
RECONCILIATION OF NET LOSS PER SHARE
GAAP net income (loss) attributable to controlling interest	$(32,860)	$(6,843)	$80,769	$(32,838)
Adjustments to GAAP net income (loss)
Total stock-based compensation	15,774	201	52,136	14,765
Acquisition-related expenses	5,442	—	5,442	—
Reserves for write-down of inventory	2,833	—	2,833	—
Inventory write-off related to purchase accounting step-up	539	—	539	—
Other operational charges	172	—	172	—
Amortization of acquisition-related intangible assets	2,241	86	2,413	274
Payroll taxes on vesting of employee stock-based compensation	154	—	154	—
Gain from change in fair value of warrants	—	—	(51,763)	—
Loss (Gain) from change in fair value of earnout liabilities	6,098	—	(112,162)	—
Release of tax valuation allowance	(9,915)	—	(9,915)	—
Other expense	74	—	1,215	—
Non-GAAP net loss	(9,448)	(6,556)	(28,167)	(17,799)
Average shares outstanding for calculation of non-GAAP net loss per share (basic and diluted)	$138,455	$16,726	$127,390	$17,949
Non-GAAP net loss per share (basic and diluted)	$(0.07)	$(0.39)	$(0.22)	$(0.99)

NAVITAS SEMICONDUCTOR CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(dollars in thousands)
	(Unaudited)
	September 30, 2022	December 31, 2021
ASSETS
CURRENT ASSETS:
Cash and cash equivalents	$124,792	$268,252
Accounts receivable, net	10,859	8,263
Inventories	17,044	11,978
Prepaid expenses and other current assets	3,388	2,877
Total current assets	156,083	291,370
PROPERTY AND EQUIPMENT, net	5,721	2,302
OPERATING LEASE RIGHT OF USE ASSETS	6,631	—
INTANGIBLE ASSETS, net	110,461	170
GOODWILL	160,296	—
OTHER ASSETS	3,976	1,759
Total assets	$443,168	$295,601
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable and other accrued expenses	$9,310	$4,860
Accrued compensation expenses	4,923	2,639
Current portion of opearting lease liabilities	1,208	—
Current portion of long-term debt	3,200	3,200
Other liabilities	—	29
Total current liabilities	18,641	10,728
LONG-TERM LIABILITIES:
LONG-TERM DEBT	1,323	3,716
OPERATING LEASE LIABILITIES NONCURRENT	5,488	—
WARRANT LIABILITY	—	81,388
EARNOUT LIABILITY	22,611	134,173
DEFERRED TAX LIABILITIES	13,265	—
OTHER LIABILITIES	—	60
Total liabilities	61,328	230,065
STOCKHOLDERS’ EQUITY:
Total stockholders’ equity of Navitas Semiconductor Corporation	377,423	65,536
Noncontrolling interest	4,417	—
Total equity	381,840	65,536
Total liabilities stockholders’ equity	$443,168	$295,601
4